Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hudson Technologies, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin J. Zugibe, as Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchanges Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Kevin J. Zugibe
                                                -------------------
                                                Kevin J. Zugibe
                                                Chief Executive Officer and
                                                Chairman of the Board

                                                November 13, 2003

A signed original of this written statement required by Section 906 has been provided to Hudson Technologies, Inc. and will be retained by Hudson Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.